YIYANG XIANGYUN GROUP COMPANY LIMITED

REPORT AND FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

CONTENTS

Pages

Report of Independent Registered Public Accounting Firm

              1

Financial Statements

Consolidated Balance Sheets

 2

Consolidated Statements of Operations and Comprehensive Income

 3

Consolidated Statement of Changes in Owners' Equity

 4

Consolidated Statements of Cash Flows

 5

Notes to the Consolidated Financial Statements

          6 - 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE OWNERS AND BOARD OF DIRECTORS OF

YIYANG XIANGYUN GROUP COMPANY LIMITED

We have audited the accompanying consolidated balance sheets of Yiyang Xiangyun Group Company Limited and its subsidiaries (“the Group”) as of December 31, 2009 and 2008, and the related consolidated statements of operations and comprehensive income, consolidated statements of changes in owners' equity and consolidated statements of cash flows for the two years then ended.  The Group’s management is responsible for these consolidated financial statements.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Group is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yiyang Xiangyun Group Company Limited and its subsidiaries as of December 31, 2009 and 2008, and the consolidated results of its operations and comprehensive income and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

UHY VOCATION HK CPA Limited

Certified Public Accountants

HONG KONG, MARCH 8, 2010

(THE PEOPLE'S REPUBLIC OF CHINA)

YIYANG XIANGYUN GROUP COMPANY LIMITED

CONSOLIDATED BALANCE SHEETS

(IN US DOLLAR)

	As at December 31,
	2009	2008
Assets
Current assets

Cash and cash equivalents	$ 1,084,066	$ 533,565
Accounts receivable	782,258	393,925
Other receivables	466,414	1,032,900
Prepaid expenses	234,412	326,818
Due from related parties	17,191,539	11,453,160
Total current assets	19,758,689	13,740,368

Down payment for motor vehicle	57,580	251,671
Deferred costs	-	114,127
Property, plant and equipment, net	12,530,798	10,588,201
Land use right, net	287,605	294,752
Total assets	$ 32,634,672	$ 24,989,119

Liabilities and Equity
Liabilities
Current liabilities

Accounts payable	$ 1,077,254	$ 1,132,450
Bank loans	8,224,127	3,359,989
Deposits and advances received from subcontractors	1,520,082	1,597,372
Accrued expenses and other payables	1,280,444	828,065
Deferred revenue	2,161,697	2,193,188
Due to non-controlling interests	318,901	318,111
Income tax payable	695,295	-
Total current liabilities	15,277,800	9,429,175

Non-current liabilities

Deferred revenue, net of current portion	8,646,790	8,772,752
Bank loans, net of current portion	33,640	67,112
Total non-current liabilities	8,680,430	8,839,864

Total liabilities	23,958,230	18,269,039

Equity

Registered capital	2,413,564	2,413,564
Statutory reserve	1,573,267	667,963
Retained earnings	3,888,097	2,857,036
Accumulated other comprehensive income	816,560	799,386
Owners’ equity	8,691,488	6,737,949

Non-controlling interests	(15,046)	(17,869)
Total equity	8,676,442	6,720,080

Total liabilities and equity	$ 32,634,672	$ 24,989,119

See notes to the consolidated financial statements.

YIYANG XIANGYUN GROUP COMPANY LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(IN US DOLLAR)

	Year ended December 31,
	2009	2008

Revenue	$ 19,798,345	$ 17,226,574

Cost of revenue	12,274,580	12,278,804
Gross profit	7,523,765	4,947,770

Operating expenses
Selling and marketing expenses	71,527	17,317
General and administrative expenses	2,669,802	1,090,129
Total operating expenses	2,741,329	1,107,446

Operating Income	4,782,436	3,840,324

Other Income (Expenses)
Interest income	624,563	105,069
Interest expense	(464,657)	(220,035)
Other income (expenses), net	438,375	(61,735)
Total other income (expenses)	598,281	(176,701)

Income before income tax and non-controlling interests	5,380,717	3,663,623

Income tax	695,295	-
Income before non-controlling interests	4,685,422	3,663,623

Net (income) loss attributable to non-controlling interests	(2,823)	6,072
Net income	4,682,599	3,669,695

Other comprehensive income - Effects of foreign currency conversion	17,174	377,809
Net income attributable to common stockholders	$ 4,699,773	$ 4,047,504

See notes to the consolidated financial statements.

YIYANG XIANGYUN GROUP COMPANY LIMITED

CONSOLIDATED STATEMENT OF CHANGES IN OWNERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2009 and 2008

(IN US DOLLAR)

	Registered capital	Statutory reserve	Retained earning	Accumulated other comprehensive income	Non-controlling interests	Total owners’ equity

Balance at December 31, 2007	$ 2,413,564	$ 284,953	$ 2,303,761	$ 421,577	$ (11,797)	$ 5,412,058

Net income	-	-	3,669,695	-	(6,072)	3,663,623
Dividend paid	-	-	(2,733,410)	-	-	(2,733,410)
Appropriation to statutory reserve	-	383,010	(383,010)	-	-	-
Foreign currency translation	-	-	-	377,809	-	377,809

Balance at December 31, 2008	2,413,564	667,963	2,857,036	799,386	(17,869)	6,720,080

Net income	-	-	4,682,599	-	2,823	4,685,422
Dividend paid	-	-	(2,746,234)	-	-	(2,746,234)
Appropriation to statutory reserve	-	905,304	(905,304)	-	-	-
Foreign currency translation	-	-	-	17,174	-	17,174

Balance at December 31, 2009	$ 2,413,564	$ 1,573,267	$ 3,888,097	$ 816,560	$ (15,046)	$ 8,676,442

See notes to the consolidated financial statements.

YIYANG XIANGYUN GROUP COMPANY LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN US DOLLAR)

	Year ended December 31,
	2009	2008

Cash flows from operating activities:-

Net income	$ 4,682,599	$ 3,669,695

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,620,462	3,226,680
Amortization of land use right	7,875	7,738
Loss on write off property, plant and equipment	807,965	375,393
Net income (loss) attributable to non-controlling interest	2,823	(6,072)
Changes in assets and liabilities:
Accounts receivable	(388,333)	(131,558)
Other receivables	566,486	(265,302)
Prepaid expenses	92,406	(142,694)
Down payment for motor vehicle	194,091	(251,671)
Accounts payable	(55,196)	224,219
Deposits and advances received from subcontractors	(77,290)	134,285
Accrued expenses and other payables	452,379	488,658
Deferred revenue	(157,453)	2,247,395
Due to non-controlling interests	-	20,003
Income tax payable	695,295	-
Net cash provided by operating activities	10,444,109	9,596,769
Cash flows from investing activities:
Advances to related parties	(10,548,195)	(4,970,066)
Repayment from related parties	4,809,816	2,151,101
Deferred costs	114,127	(114,127)
Acquisition of property, plant and equipment	(6,343,682)	(4,905,519)
Net cash used in investing activities	(11,967,934)	(7,838,611)
Cash flows from financing activities:
Proceeds from bank loans	8,190,487	3,427,101
Repayment of bank loans	(3,359,989)	(2,351,622)
Dividends paid	(2,746,234)	(2,733,410)
Net cash provided by (used in) financing activities	2,084,264	(1,657,931)

Net increase in cash	560,439	100,227

Effect of foreign currency conversion	(9,938)	(244,179)
Cash at beginning	533,565	677,517
Cash at ending	$ 1,084,066	$ 533,565

Supplemental Disclosure of cash paid during the period :
Interest paid	$ 464,657	$ 220,035

See notes to the consolidated financial statements.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

1.

DESCRIPTION OF BUSINESS AND ORGANIZATION

Yiyang Xiangyun Group Company Limited (“the Company”) was incorporated as a state-owned enterprise in the People’s Republic of China (“PRC”) on December 26, 1987.  On March 29, 2005, the Company was converted into a limited company under an agreement with the Government of PRC.  The Company was engaged in the following businesses in PRC–

1.

Public transportation services – The Company is licensed to provide public transportation services for over 300 bus routes throughout mainland China.

2.

Property investment – The Company engages in real estate investment and management activities through five wholly-owned subsidiaries.

3.

Hospitality and other activities – The Company provides hospitality and other transport related services through nine branches located in the PRC.

Effective June 1, 2009, pursuant to a carve out agreement dated June 19, 2009, the Company was reorganized into three independent legal entities:

1.

Yiyang Xiangyun Group Company Limited (“the Company”) continues to hold the public transportation service.

2.

Yiyang Xiangyun Investment Company Limited (“Investment Co.”) was formed to engage in property investment business.

3.

Yiyang Xiangyun Station Services Company Limited (“Station Co.”) was formed to take over the operation of the hospitality and other activities.

All three entities above are under the common control of the same group of shareholders.  Investment Co. and Station Co. are referred to as “related parties” hereafter.  Accordingly, these financial statements only reflect the assets and liabilities and the related operations of the public transportation services.

Per the Carve Out Agreement dated June 19, 2009, all assets, liabilities, income and expenses that are related directly to businesses in property investment, and hospitality and other activities were carved out and separately recorded under separate entities, Investment Co. and Station Co.  Any indirect expenses were allocated among the three entities on pro rata basis.

The Company’s consolidated financial statements, as presented, include the following subsidiaries along with its respective ownership interests:

Ownership %

Yiyang Xiang Highway Transportation Company Limited

80%

Yiyang Shi Dong Fang Travelling Bus Company Limited

88%

An Hua Xian An Shun Local Transportation Company Limited

100%

Tao Jiang Xiang Hui Shan Gang Xiangyun Rural Transportation

Company Limited

100%

The Company, together with its branches and subsidiaries, are now collectively referred to as “the Group.”

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Consolidation

The consolidated financial statements include accounts of the Company and all entities in which a direct or indirect controlling interest exists and have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").  All inter-company transactions and balances have been eliminated in the consolidated financial statements.

Net income is reduced by the portion attributable to non-controlling interests.  The non-controlling interests are disclosed separately in the consolidated statements of operations and comprehensive income and in the consolidated balance sheets.

(b)

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods reported. Actual results could differ from those estimates.

Significant items that are subject to such estimates and assumptions include the valuation of the allowances for receivables, the recoverability of the carrying amount and the estimated useful lives of long-lived assets, contingencies and the valuation of the assets and liabilities at the time of carve out.

(c)

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and deposits in banks with maturities of three months or less.  As of December 31, 2009 and 2008, the Group maintains its bank accounts in the PRC.

(d)

Accounts Receivable

Accounts receivable represents outstanding service fees to be collected from customers and subcontractors. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the existing accounts receivable.  Management determines the allowance based on historical experience, customer specific facts and economic conditions.

Outstanding account balances are reviewed individually for collectability.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  Management believes the Group is not exposed to any off-balance-sheet credit risk from its customers

Management performs ongoing credit evaluation of its customers’ financial conditions and believes that all outstanding balance is collectible.  Therefore, management has determined that no allowance for doubtful accounts is deemed necessary as of December 31, 2009 and 2008.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(e)

Property, Plant, and Equipment

Property, plant, and equipment are recorded at cost less accumulated depreciation. Maintenance and repairs are charged to general and administrative expenses as incurred.  Depreciation of property, plant and equipment is computed by the straight-line method over the assets estimated useful lives from two to nineteen years.

Upon disposal or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

The estimated useful lives of the assets as follows:

Years
Buildings Office equipment and furniture Motor vehicles	19 2-8 5-8

(f)

Land Use Right

Land use right is recorded at cost less accumulated amortization.  Under ASC350, “Goodwill and Other Intangible Assets”, land use right is classified as definite lived intangible assets and are amortized over its useful life.  According to the laws of PRC, the PRC Government owns all the land in the PRC.  Companies and individuals are authorized to possess and use the land through land use rights granted by the PRC Government.  The land use right can be sold, purchased, and exchanged in the market.  The term of such rights for successive owner shall be reduced by the amount of time utilized by the preceding owner.  The Group has obtained a land use right from the PRC Government for commercial purpose through a Deed of Trust with Investment Co.

(g) Impairment of Long-Lived Assets

Long-lived assets, including property, plant, and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Assets to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated.

No impairment was recognized at December 31, 2009 and 2008.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(h) Fair value of financial instruments

In August 2009, the FASB issued Accounting Standards Update "ASU" 2009-5 "Measuring Liabilities at Fair Value". This ASU provides amendments to ASC 820-10 "Fair Value Measurements and Disclosures" to address concerns regarding the determination of the fair value of liabilities. Because liabilities are often not "traded", due to restrictions placed on their transferability, there is typically a very limited amount of trades (if any) from which to draw market participant data. As such, many entities have had to determine the fair value of a liability through the use of a hypothetical transaction. This ASU clarifies the valuation techniques that must be used when the liability subject to the fair value determination is not traded as an asset in an active market. The management does not expect the adoption of this ASU to have a material effect on the consolidated financial statements.

(i)

Deferred Costs

Deferred costs at December 31, 2008 represented costs directly attributable to the Company’s proposed reverse merger.  Such costs consisted principally of professional fees.  These costs were charged to operations in 2009 as the Company adopted the accounting standards of ASC 805 "Business Combination". The total merger cost was $367,270 and charged to general and administrative expenses for the year ended December 31, 2009.

(j)

Deposits And Advances Received From Subcontractors

The Group enters into agreements with various subcontractors to grant them the rights to operate a designated bus route.  Such agreement requires a deposit and an advance received from subcontractors for obtaining the rights to operate the bus line and is renewed on an annual basis. These deposits and advances received are non-interest bearing.

(k)

Deferred Revenue

Along with the agreement to operate the bus routes, the Group also contracts with subcontractors to grant them the rights to use the motor vehicles during the operation of designated bus routes.  Each agreement has a fixed term of five years and is renewable upon expiration.  Upon signing of the agreements, subcontractors are required to pay a lump sum subcontracting fee calculated based on an annual estimated usage of the contracted motor vehicle for the right to use.  These fees will be amortized over the term of the agreement. Deferred revenue that will be recognized in next year is being classified as short term liabilities with the balance classified as a long term liability.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(l)

Revenue Recognition

The Group generates revenue primarily from public transportation services provided through direct bus ticket sales and subcontractors.

The Group recognizes revenue over the applicable contract periods with its subcontractors or as services are rendered.  Amounts contracted and collected before the services being rendered are included in deferred revenue.

(m)

Financing costs

Finance costs are comprised of interest expenses on loans borrowing from bank. The bank loans are recognised initially at fair value. Subsequent to initial recognition, the bank loans are stated at amortised cost using the effective interest method. Bank loan interests paid and payable are recognised in the income statement.

(n) Income Taxes

The Group uses the asset and liability approach of accounting for income taxes pursuant to FASB ASC 740 “Income Taxes”.  Under this approach, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the carrying amounts of existing assets and liabilities and their respective tax bases and tax loss carry forwards.

Deferred tax assets are reduced by a valuation allowance to the extent that management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the period/years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income in the period that includes the enactment date.

During 2009, the Group adopted ASC 605, accounting for Uncertainty in Income Taxes, which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures. As of December 31, 2009 there were no amounts that had been accrued with respect to uncertain tax positions.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(o)

Comprehensive Income

The Company has adopted FASB ASC 220, “Comprehensive Income,” for reporting of comprehensive income and its components. Comprehensive income includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the consolidated statements of changes in owners’ equity consists of foreign currency translation adjustments. This comprehensive income is not included in the computation of income tax expense or benefit.

(p) Pension and Employee Benefits

Full time employees of the PRC companies are required to participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees.  Chinese labor regulations require the Group to accrue for these benefits based on certain percentages of the employees' salaries.

(q) Statutory Reserves

Pursuant to the PRC Company Law, the Company and its subsidiaries are required to make appropriations to the statutory reserve at a rate of at least 10% of the after-tax net earnings for each year as determined in accordance with the PRC GAAP.  The after-tax net earnings must be set off against any accumulated losses sustained by the Company and its subsidiaries in prior years, before allocation is made to the statutory reserve.  Appropriation to the statutory reserve must be made before distribution of dividends to owners.  The appropriation is required until the reserve accumulated is equal to 50% of the Company and its subsidiaries’ registered capital.  This statutory reserve is not distributable in the form of cash dividends.  For the year ended December 31, 2009 and 2008, the Group has made appropriations of $905,304 and $383,010, respectively, into the statutory reserve.

(r)

Commitments and Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Group, but which will only be resolved when one or more future events occur or fail to occur. The Group’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Group, or unasserted claims that may result in such proceedings, the Group’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, the estimated liability would be accrued in the Group’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(s)

Subsequent Events

The Group has performed a review of events subsequent to the balance sheet date through March 8, 2010, the date the financial statements were available for issuance.

(t) Foreign Currency Translation

The Group uses the local currency Renminbi (“RMB”) as the functional currency.  Translation realignment are reported as other comprehensive income in the statement of operations and accumulated as other comprehensive income in equity section of balance sheets.  Financial information is translated into United States Dollars (“USD”) at prevailing or current rates respectively, except for revenues and expenses which are translated at average current rates during the reporting period/years.

The accompanying consolidated financial statements are presented in USD.  The functional currency of the Group is RMB.  Capital accounts of the consolidated financial statements are translated into USD from RMB at their historical exchange rates when the capital transactions occurred.  Assets and liabilities are translated at the exchange rates as of balance sheet date.  Income and expenditures are translated at the average exchange rate of the reporting periods.

	2009	2008
Year end RMB : USD exchange rate Average year RMB : USD exchange rate	6.83720 6.84088	6.85419 6.96225

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

(u) Recently Issued Accounting Pronouncements

In June 2009, the FASB issued ASC 105, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” (“FAS 168”).  ASC 105 replaces FAS 162 and states that the source of authoritative U.S. generally accepted accounting principles (GAAP) recognized by the FASB to be applied by nongovernmental entities includes the FASB Accounting Standards Codification (Codification), and all the rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws for SEC registrants. The Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative.  This statement will be effective for financial statements issued for interim and annual periods ending after September 15, 2009.  ASC 105 will not impact our financial statements.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

(u)  Recently Issued Accounting Pronouncements (Cont’d)

In June 2009, FASB issued ASC 860, “Accounting for Transfers of Financial Assets – an Amendment of FASB Statement No.140” (“FAS 166”).  ASC 860 removes the concept of special-purpose entity from FASB Statement No. 140 and removes the exception from applying FASB Interpretation No. 46 (R) “Consolidation of Variable Interest Entities,” (“FIN 46R”) to qualifying special-purpose entities.  ASC 860 further clarifies that the determination of whether a transferor and all of the entities included in the transferor’s financial statements being presented have surrendered control over transferred financial assets must take into consideration of the transferor’s continuing involvements in the transferred financial asset.  This statement requires that a transferor recognize and initially measure at fair value all assets obtained and liabilities incurred as a result of a transfer of financial assets accounted for as a sale.  Enhanced disclosures about transfers of financial assets and a transferor’s continuing involvement with transferred financial assets are required.  This Statement shall be effective for reporting periods beginning on or after November 15, 2009.  The Group does not expect ASC 860 to have a material impact on our financial statements.

In June 2009, the FASB issued ASC 810, “An Amendment to FASB Interpretation No. 46(R)” (“FAS 167”) to improve financial reporting by enterprises involved with variable interest entities.  ASC 810 amends FIN 46R to require an enterprise to perform an analysis to determine whether the enterprise’s variable interests give it a controlling financial interest in a variable interest entity, and to perform ongoing assessments of whether an enterprise is the primary beneficiary of a variable interest entity. This statement also adds an additional reconsideration event for determining a variable interest entity when any changes in facts and circumstances occur.  This Statement shall be effective as of the beginning of the entity’s first annual reporting period beginning after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter.  Earlier application is prohibited.  The Group does not expect a material impact on its financial statements when these additional provisions are adopted.

3.

CASH AND CASH EQUIVALENTS

Cash represents cash in banks and cash on hand.  The Group does not believe it is exposed to any significant credit risk on cash and cash equivalents.

Renminbi is not a freely convertible currency and the remittance of funds out of the PRC is subject to the exchange restrictions imposed by the PRC government.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

4.

OTHER RECEIVABLES

	2009	2008
	USD	USD

Advances to buses suppliers	35,746	411,506
Advances to employees	140,799	251,839
Advances to third parties	35,024	111,053
Advances to subcontractors	240,382	249,936
Utility deposits	3,168	-
Others	11,295	8,566
	466,414	1,032,900

These advances represent mainly temporary funds provided to various parties for daily operations.  These amounts are interest free with no fixed repayment terms.

5.

PREPAID EXPENSES

	2009	2008
	USD	USD

Prepaid computer software	52,548	-
Prepaid fuel	77,509	-
Prepaid insurance	49,846	236,221
Prepaid tax	-	53,706
Prepaid repairs and maintenance	13,238	10,066
Others	41,271	26,825
	234,412	326,818

6.

DUE FROM RELATED PARTIES

Related parties, which can be a corporation, individual, investor or another entity are considered to be related if the party has the ability, directly or indirectly, to control the other party or exercise significant influence over the Company in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.  The Company has the following due from related parties as outlined below:

	2009	2008
	USD	USD

Yiyang Xiangyun Station Services Company Limited (Note a)	8,971,918	929,866
Yiyang Xiangyun Investment Company Limited (Note a)	6,298,512	10,523,294
Yiyang Xiangyun Holding Company Limited (Note b)	1,921,109	-
	17,191,539	11,453,160

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

6.

DUE FROM RELATED PARTIES (Cont’d)

(a)

Balance due from related parties represents funds advanced for financing their operations and are secured by the assets of the two parties.  Starting January 1, 2008, interest is computed at a rate based on 10% increment of the PRC’s banks’ current borrowing rate, and is payable every month.  The outstanding principal balances are due on June 1, 2010.

Interests earned on these funds were $624,563 and $105,069 for the years ended December 31, 2009 and 2008, respectively.

(b)

The outstanding amount is unsecured, non-interest bearing and has no fixed terms of repayment.

7.

DUE TO NON-CONTROLLING INTERESTS

The Group borrowed funds from Hunan Highway Transportation Stock Company Limited (“Hunan Highway”), a state-owned enterprise, to finance its operation.  Hunan Highway is the non-controlling interest of Yiyang Xiang Highway Transportation Company Limited, one of the Group’s subsidiaries.  Funds were unsecured and interest-free.  Balance is due whenever cash flow is available.  The outstanding balances due to non-controlling interests were $318,901 and $318,111 at December 31, 2009 and 2008, respectively.

8.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	2009	2008
	USD	USD

Buildings	134,308	133,976
Office equipment and furniture	248,624	228,568
Motor vehicles	27,250,495	25,711,062
	27,633,427	26,073,606
Less:
Accumulated depreciation	(15,102,629)	(15,485,405)
Net book value	12,530,798	10,588,201

Depreciation charged to earnings was $3,620,462 and $3,226,680 for the years ended December 31, 2009 and 2008, respectively.

Buildings with an aggregate net book value of $102,450 and $109,006 at December 31, 2009 and 2008, respectively, were pledged as collateral for various bank loans.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

9.

LAND USE RIGHT

Land use right consists of the following:

	2009	2008
	USD	USD

Land use right, net	287,605	294,752

In July 2007, the Group obtained the land use right of a piece of land, on which the Group’s headquarter is located, through a deed of trust with Investment Co., one of the Group’s related parties, for $275,836 (RMB2,101,200).  This land is located in Yiyang, Hunan Province, with an area of approximately 2,200 square meters.  Under the deed of trust, the land use right has a term of 39 years expiring on June 28, 2046.

Land use right is amortized using straight-line method over its prospective beneficial period.  The amortization expenses were $7,875 and $7,738 for the years ended December 31, 2009 and 2008, respectively.

10.

BANK LOANS

	2009	2008
	USD	USD

Current	8,224,127	3,359,989
Non-current	33,640	67,112
	8,257,767	3,427,101

Bank loans are secured by land use right and the buildings held by the Group and its related parties, namely Investment Co., and Station Co. The loans are used to finance daily operations, fuel purchasing and accessories of motor vehicles. Interest rate ranges from 5.31% to 6.48%.

Bank loans consist of the following as of December 31, 2009:

Financial Institutions	Original loan Amount USD	Loan Amount USD	Duration	Annual Interest Rate	Collateral
Industrial and Commercial Bank of China Limited	877,552	877,552	1/16/2009- 1/15/2010	6.372%	Related parties’ and the Group’s buildings
China Construction Bank	7,312,935	7,312,935	6/22/2009- 6/21/2010	5.31%	Related parties’ buildings and the land use right
Rural Credit Cooperatives	100,668	67,280	12/29/2008- 12/29/2011	6.48%	NIL
Total	8,291,175	8,257,767

The interest expenses incurred and paid for the year ended December 31, 2009 were $464,657. The weighted average interest rate was 5.43%

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

10.

BANK LOAN (Cont’d)

Bank loans consist of the following as of December 31, 2008:

Financial Institutions	Original Loan Amount USD	Loan Amount USD	Duration	Annual Interest Rate	Collateral
Industrial and Commercial Bank of China Limited	875,377	875,377	1/22/2008- 1/8/2009	6.12%	Related parties’ and the Group’s buildings
Industrial and Commercial Bank of China Limited	291,792	291,792	11/27/2008- 11/20/2009	6.372%-6.696%
Industrial and Commercial Bank of China Limited	1,604,859	1,604,859	9/8/2008-9/7/2009	6.372%-8.964%	Related parties’ buildings
Industrial and Commercial Bank of China Limited	554,405	554,405	9/25/2008- 9/18/2009	6.372%-8.94%
Rural Credit Cooperatives	100,668	100,668	12/29/2008- 12/29/2011	6.48%	NIL
Total	3,427,101	3,427,101

The interest expenses incurred and paid for the year ended December 31, 2008 were $220,035. The weighted average interest rate was 7.14%

11.

ACCRUED EXPENSES AND OTHER PAYABLES

	2009	2008
	USD	USD

Accrued utility expenses and others	148	30,503
Accrued insurance expenses	167,148	343,462
Accrued salaries and welfare	121,689	52,455
Value added tax and other taxes payable	89,209	111,320
Other payables
Due to staffs	81,872	16,159
Subcontractors’ share of service income	-	209,653
Provision for litigation claims (Note a)	709,906	-
Due to bus suppliers	41,853	-
Others	68,619	64,513
	1,280,444	828,065

(a)

In 2008, the Group was involved in a severe traffic accident which resulted in death and injuries to many victims. The Group has an obligation to compensate the loss of victims concerned prior to trial. As of December 31, 2009, no final settlement has been determined by the Court and the management reviewed the case and made a provision of $709,906. During the year ended December 31, 2009, the Group has received compensation from insurance company for amounts approximately $514,000.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

12.

DEFERRED REVENUE

The deferred revenue will be amortized over the term of five years. Deferred revenue that will be recognized in next year is being classified as current liabilities and is being classified as non-current liabilities if it is over one year.

	2009	2008
	USD	USD

Current liabilities	2,161,697	2,193,188
Non-current liabilities	8,646,790	8,772,752
	10,808,487	10,965,940

A summary of 5 years deferred revenue is summarized as below:

USD
For the year ending December 31,
2010	2,161,697
2011	2,161,697
2012	2,161,697
2013	2,161,698
2014	2,161,698
10,808,487

13.

OWNERS' EQUITY

Registered capital

The Group was a state-owned enterprise established in PRC on December 26, 1987 and has converted into a limited liability company on March 29, 2005. The Group has a total registered capital of RMB 50,000,000 since its incorporation. Pursuant to a carve out agreement dated June 19, 2009, the Group was reorganized into three independent legal entities namely Yiyang Xiangyun Group Company Limited (the Company), Yiyang Xiangyun Investment Company Limited (“Investment Co”) and Yiyang Xiangyun Station Services Company Limited (“Station Co”). Under this arrangement, the Company reduced its registered capital from RMB 50,000,000 to RMB 20,000,000. The remaining difference of RMB30,000,000 was injected into the two newly established limited companies which took over the related assets and liabilities of Investment Co and Station Co. After reorganization, a total registered capital of $2,413,564 (RMB 20,000,000) was remained in the Company.

14.

DIVIDENDS

	2009	2008
	USD	USD

Dividends declared	-	2,746,234

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

15.

OTHER INCOME (EXPENSES)

	2009	2008
	USD	USD

Inspection service income	155,823	-
Other tax refunded	87,708	-
Penalty paid	(728)	(35,908)
Others income (expenses), net	195,572	(25,827)
	438,375	(61,735)

16.

INCOME TAXES

All of the Group’s income is generated in the PRC.

	2009	2008
	USD	USD

Current income tax expense	695,295	-

The Group’s income tax provision in respect of operations in PRC is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof.  Under the PRC Law, no income taxes are assessed retroactively for the year ended December 31, 2008 since on a consolidated basis with Investment Co. and Station Co., the consolidated entities had generated losses.

A reconciliation of the expected income tax expense to the actual income tax expense is as follows:-

	2009	2008
	USD	USD

Income before tax	5,380,717	3,663,623

Expected tax (2009: 25%, 2008: 25%)	1,345,180	915,906
Non-deductible expenses	52,904	33,432
Non-taxable income	(702,789)	(949,338)
Income tax expense	695,295	-

The Group adopted the provisions of ASC 605, "Accounting for Uncertainty in Income Taxes." ASC 605 contains a two step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740, "Accounting for Income Taxes." The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including 50% likely of being realized upon ultimate settlement. Management does not anticipate any potential future adjustments would result in a material change to its tax position. As a result, there is no unrecognized tax benefit.

YIYANG XIANGYUN GROUP COMPANY LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

17.

SUBSEQUENT EVENT

In March 2010, China Ding Cheng Science Holdings Co., Ltd. (“CDCE”), a Nevada corporation, entered into a Share Exchange Agreement with Eminent Promise Limited (“Eminent Promise”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholders of Eminent Promise (the “Shareholders”).  Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in Eminent Promise to the CDCE in exchange for the issuance of an aggregate of 14,700,000 shares of the CDCE’s common stock to the Shareholders, thereby causing Eminent Promise and its wholly-owned subsidiaries, Tone Express (HK) Limited (“Tone Express”), a company incorporated under the laws of Hong Kong, and Yiyang Tone Express (HK) Limited (“Yiyang Tone Express”), a corporation incorporated under the laws of the Peoples Republic of China (“PRC”) to become wholly-owned subsidiaries of the CDCE. Yiyang Xiangyun Group Company Limited will become an operating affiliate of the CDCE through a series of contractual agreements made with Yiyang Tone Express.

The Share Exchange is being accounted for as a “reverse merger,” since the stockholders of Eminent Promise own a majority of the outstanding shares of the CDCE’s common stock immediately following the Share Exchange.  Eminent Promise is deemed to be the accounting acquirer in the reverse merger.  Accordingly, after the reverse merger, the Company will become a variable interest entity (VIE) of CDCE through a series of contractual agreements made with Yiyang Tone Express.

As a result of the Share Exchange, CDCE is now engaged in the business of providing public transportation services in the PRC.  All business operations of CDCE are conducted through the VIE contractual agreement between Yiyang Tone Express and Yiyang Group. We are able to exert effective control over Yiyang Group and to receive 100% of the net profits derived from the business operations of Yiyang Group.

Upon closing of the Share Exchange Agreement, all former directors and officers will be resigned and be replaced by persons designated by Eminent Promise. Mr. Yueming Guo was appointed as director and President of CDCE. Ms. Caichun Wen was appointed as Chief Executive Officer and Secretary; Mr. Xin He was appointed as Chief Financial Officer and Treasurer.

On February 26, 2010, CDCE caused a corporation to be formed under the laws of the State of Nevada called China Transportation International Holdings Group Limited (“China Transportation”), as a wholly-owned subsidiary of CDCE.

In March 2010, CDCE and China Transportation adopt the plan of merger, whereby China Transportation merged with and into CDCE. As a result of the merger, China Transportation had ceased and the corporate name of CDCE was changed to “China Transportation International Holdings Group Limited.